UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2015

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 559-1000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.

Current Report on Form 8-K

Item 2.02  Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is Citi’s revised Historical Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014 (the Revised Historical Supplement), with historical financial data reclassified from Citicorp to Citi Holdings for all periods presented for the consumer businesses in 11 markets and the consumer finance business in Korea in Global Consumer Banking (GCB) and certain businesses in Institutional Clients Group that Citi intends to exit.  For additional information, see “Executive Summary,” “Global Consumer Banking” and “Institutional Clients Group” in Citi’s 2014 Annual Report on Form 10-K.  The Revised Historical Supplement also reflects changes in Citi’s charge out of certain assets and non-interest revenues from the Corporate/Other segment to Citi’s businesses, changes in charge outs of certain administrative, operations and technology costs among Citi’s businesses, combining of the EMEA and Asia GCB consumer banking businesses for reporting purposes and certain other immaterial reclassifications.  Citi’s consolidated results remain unchanged for all periods presented as a result of the changes discussed above.

In addition, as of the first quarter of 2015, Citi adopted Accounting Standards Update (ASU) 2014-01, Investments-Equity Method and Joint Ventures (Topic 323): Accounting for Investments in Qualified Affordable Housing Projects.  The ASU is applicable to Citi’s portfolio of low income housing tax credit partnership interests.  For additional information, see Note 1 to the Consolidated Financial Statements of Citi’s 2014 Annual Report on Form 10-K.  The Revised Historical Supplement reflects the retrospective application of the ASU and impacts Citi’s consolidated assets, revenues, retained earnings, earnings per share and all related ratios for all periods presented, including an opening retained earnings adjustment of $178 million on January 1, 2010 related to the adoption of the ASU as required by U.S. Generally Accepted Accounting Principles.

The Revised Historical Supplement reflects the format Citi will use to present its 2015 first quarter financial results on April 16, 2015 and is being provided solely to facilitate comparison of 2015 first quarter results with those of prior periods.

This Form 8-K, including the attached Exhibit 99.1, is being “furnished” pursuant to the Securities Exchange Act of 1934, as amended (Act), and thus shall not be deemed to be “filed” for purposes of Section 18 of the Act or incorporated by reference into any filings under the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
99.1	Citigroup Inc. Revised Historical Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 8, 2015
	By:	/s/ JEFFREY R. WALSH
Jeffrey R. Walsh
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number
99.1	Citigroup Inc. Revised Historical Quarterly Financial Data Supplement for the quarter and year ended December 31, 2014.